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                                                                    EXHIBIT 99.3

                             JOINT FILING AGREEMENT

     In accordance with Reg. S. 13d-1(k)(1), the undersigned each hereby agrees that B2B Ltd. shall file on behalf of each of them this Amendment No. 2 to
Schedule 13D relating to the common stock of PacificNet.com, Inc., to which this Agreement is an exhibit and such statements and amendments thereto as may be required to be filed with the United States Securities and Exchange Commission.

Dated: October 19, 2000

                                 /s/ Oei Hong Leong
                                ------------------------------------------
                                Name:  Mr. Oei Hong Leong


                                FOR AND ON BEHALF OF B2B LTD.


                                By: /s/ Ma Wai Man, Catherine
                                   ---------------------------------------
                                Name:  Ma Wai Man, Catherine
                                Title: Director

                                FOR AND ON BEHALF OF CHINA INTERNET GLOBAL
                                ALLIANCE LIMITED


                                By: /s/ Ma Wai Man, Catherine
                                   ---------------------------------------
                                Name:  Ma Wai Man, Catherine
                                Title: Director

                                FOR AND ON BEHALF OF CALISAN DEVELOPMENTS
                                LIMITED


                                By: /s/ Chau Mei Wah, Rosanna
                                   ---------------------------------------
                                Name:  Chau Mei Wah, Rosanna
                                Title: Director

                                FOR AND ON BEHALF OF GREAT DECISION LIMITED

                                By: /s/ Chau Mei Wah, Rosanna
                                   ---------------------------------------
                                Name:  Chau Mei Wah, Rosanna
                                Title: Director

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                                FOR AND ON BEHALF OF PAUL Y. - ITC
                                INVESTMENTS GROUP LIMITED


                                By: /s/ Chau Mei Wah, Rosanna
                                   ---------------------------------------
                                Name:  Chau Mei Wah, Rosanna
                                Title: Director

                                FOR AND ON BEHALF OF PAUL Y. - ITC
                                CONSTRUCTION HOLDINGS (B.V.I.) LIMITED


                                By: /s/ Chau Mei Wah, Rosanna
                                   ---------------------------------------
                                Name:  Chau Mei Wah, Rosanna
                                Title: Director

                                FOR AND ON BEHALF OF PAUL Y. - ITC
                                CONSTRUCTION HOLDINGS LIMITED


                                By: /s/ Chau Mei Wah, Rosanna
                                   ---------------------------------------
                                Name:  Chau Mei Wah, Rosanna
                                Title: Executive Director

                                FOR AND ON BEHALF OF HOLLYFIELD GROUP
                                LIMITED


                                By: /s/ Chau Mei Wah, Rosanna
                                   ---------------------------------------
                                Name:  Chau Mei Wah, Rosanna
                                Title: Director

                                FOR AND ON BEHALF OF WELL ORIENT LIMITED


                                By: /s/ Lui Siu Tsuen, Richard
                                   ---------------------------------------
                                Name:  Lui Siu Tsuen, Richard
                                Title: Director

                                FOR AND ON BEHALF OF POWERVOTE TECHNOLOGY
                                LIMITED


                                By: /s/ Lui Siu Tsuen, Richard
                                   ---------------------------------------
                                Name:  Lui Siu Tsuen, Richard
                                Title: Director

                                       2
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                                FOR AND ON BEHALF OF HANNY MAGNETICS
                                (B.V.I.) LIMITED


                                By: /s/ Lui Siu Tsuen, Richard
                                   ---------------------------------------
                                Name:  Lui Siu Tsuen, Richard
                                Title: Director

                                FOR AND ON BEHALF OF HANNY HOLDINGS
                                LIMITED


                                By: /s/ Chan Kwok Hung
                                   ---------------------------------------
                                Name:  Chan Kwok Hung
                                Title: Director

                                FOR AND ON BEHALF OF FAMEX INVESTMENTS
                                LIMITED


                                By: /s/ Chau Mei Wah, Rosanna
                                   ---------------------------------------
                                Name:  Chau Mei Wah, Rosanna
                                Title: Director

                                FOR AND ON BEHALF OF MANKAR ASSETS LIMITED


                                By: /s/ Chau Mei Wah, Rosanna
                                   ---------------------------------------
                                Name:  Chau Mei Wah, Rosanna
                                Title: Director

                                FOR AND ON BEHALF OF ITC CORPORATION
                                LIMITED


                                By: /s/ Chau Mei Wah, Rosanna
                                   ---------------------------------------
                                Name:  Chau Mei Wah, Rosanna
                                Title: Managing Director

                                FOR AND ON BEHALF OF GALAXYWAY INVESTMENTS
                                LIMITED


                                By: /s/ Chan Kwok Keung, Charles
                                   ---------------------------------------
                                Name:  Chan Kwok Keung, Charles
                                Title: Director


                                       3
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                                FOR AND ON BEHALF OF CHINAVIEW
                                INTERNATIONAL LIMITED


                                By: /s/ Chan Kwok Keung, Charles
                                   ---------------------------------------
                                Name:  Chan Kwok Keung, Charles
                                Title: Director


                                 /s/ Chan Kwok Keung, Charles
                                ------------------------------------------
                                Name:  Mr. Chan Kwok Keung, Charles

                                       4